UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : April 5, 2006

BARNABUS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)-794-8800
(Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Sale of Secured Convertible Debentures and Common Stock Purchase Warrants

Securities Purchase Agreement. On March 30, 2006, we entered into a securities purchase agreement with Cornell Capital Partners, LP, pursuant to which we agreed to issue and sell to Cornell up to an aggregate of $15,000,000 of secured convertible debentures and warrants to purchase up to an aggregate of 10,000,000 shares of common stock, subject to adjustment as discussed below. We plan to use the proceeds from the sale of these debentures and warrants for general corporate and working capital purposes, and in connection with our acquisitions of Solar Roofing Systems, Inc. and Connect Renewable Energy, Inc.

Cornell purchased $10,000,000 of the debentures on March 31, 2006, which we refer to as the first closing. Of the $10,000,000 purchase price, $5,000,000 was delivered directly to us and $5,000,000 was deposited into escrow. The funds deposited into escrow will be released to us on the date we file a registration statement with the SEC for the purpose of registering the resale of the shares of common stock underlying the debentures and the warrants. Cornell will purchase the remaining $5,000,000 of the debentures on the date such registration statement is declared effective by the SEC, which we refer to as the second closing.

We agreed to pay to Yorkville Advisors, LLC, a fee of 8% of purchase price of the debentures at each closing. We also agreed to pay to Roth Capital Partners, LLC a fee of 2⅔% of the purchase price of the debentures at each closing, up to a maximum amount of $400,000. Pursuant to these arrangements, on March 31, 2006, we paid a cash fee of $400,000 to Yorkville and agreed to pay a deferred cash fee of $133,333 to Roth upon the release of $5,000,000 from the escrow described above. We also agreed to pay to Yorkville a structuring fee of $12,500 and a due diligence fee of $5,000.

The purchase agreement contains the following covenants, among others:

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Restrictions on Issuances of Capital Stock. We agreed not to take the following actions without the consent of Cornell, so long as any debentures are outstanding: (1) issue or sell shares of common stock or preferred stock for a consideration per share less than the "fixed conversion price" of the debentures (discussed below); (2) issue any preferred stock, warrant, option, right, contract, call or other security or instrument granting the right to acquire common stock for a consideration per share less than the fixed conversion price of the debentures; (3) enter into any security instrument granting the holder a security interest in any of our assets (except as permitted by the debentures), or (4) file any registration statement on Form S-8 registering shares of common stock in excess of 15% of the outstanding shares of our common stock on March 30, 2006. Furthermore, so long as any debentures are outstanding, we agreed to issue no further shares under our 2004 Consultant Compensation Plan. The foregoing restrictions do not apply to transactions related to the acquisitions of Solar Roofing Systems, Inc. and Connect Renewable Energy, Inc.

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Right of First Refusal. So long as any debentures are outstanding, if we intend to raise additional capital by the issuance or sale of our capital stock (including any class of common stock or preferred stock, options, warrants or any other securities convertible into or exercisable into shares of common stock), we will be obligated to offer such issuance or sale to Cornell prior to offering such issuance or sale to any third parties.

Secured Convertible Debentures. The debentures include the following material terms:

•	Interest and Maturity. The debentures accrue interest at a rate of 5% per annum and mature on March 31, 2009. No payments of interest or principal are due under the debentures until maturity.

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Conversion. The debentures are convertible at any time at the holder's option into shares of common stock by dividing (1) the outstanding amount of the debenture to be converted by (2) the conversion price. The conversion price will be equal to the lesser of (1) the fixed conversion price (initially $1.50) or (2) 95% of the lowest volume weighted average price of the common stock during the 30 trading days immediately preceding the conversion date.

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Redemption. Upon three days notice, we may redeem a portion or all amounts owing under the debentures prior to the maturity date, so long as the closing bid price of our common stock is less than the fixed conversion price at the time of the redemption notice, by paying (1) the principal amount being redeemed, (2) a redemption premium equal to 20% of the principal amount being redeemed, plus (3) accrued and unpaid interest.

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Anti-Dilution Rights. At any time while the debentures are outstanding, if we or our subsidiaries issue shares of common stock or rights, warrants, options or other securities or debt convertible into or exchangeable for common stock, which we refer to as common stock equivalents, other than exempt issuances, at an effective price per share less than the fixed conversion price, then, at the option of the holder, the fixed conversion price will be adjusted to mirror the conversion, exchange or purchase price for such common stock or common stock equivalents.

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Acceleration. All amounts due under the debentures may become immediately due and payable upon the occurrence of an event of default set forth in the debentures, if not cured within the permitted time period.

Pledge and Escrow Agreement and Security Agreements. The debentures are secured pursuant to the terms of (1) a pledge and escrow agreement among us, Cornell and David Gonzalez, Esq., as escrow agent, and (2) security agreements among us, Cornell and two of our wholly-owned subsidiaries formed for the purpose of acquiring Solar Roofing Systems, Inc. and Connect Renewable Energy, Inc. In accordance with the pledge and escrow agreement, we deposited 44,117,647 newly issued shares treasury shares into escrow, and granted to Cornell a security interest in these shares to secure our obligations to Cornell under the debentures and related agreements.

Under the security agreements, we and our subsidiaries granted to Cornell a blanket security interest in our assets and the assets of our subsidiaries, as applicable. In addition, we and our subsidiaries may not take any of the following actions, among others, without the prior written consent of Cornell: (1) incur any indebtedness, other than permitted indebtedness; (2) incur any liens or encumbrances, other than permitted liens; (3) become a party to any change of control transaction; (4) materially change our executive staff or management; or (5) declare or pay any dividend of any kind, in cash or in property, on any class of our capital stock, or repurchase for value any shares of our capital stock.

Common Stock Purchase Warrants. Under the purchase agreement, we also agreed to issue to Cornell warrants to purchase up to an aggregate of 10,000,000 shares of common stock in accordance with the following schedule: (1) a warrant to purchase up to 3,500,000 shares of common stock was issued at the first closing; (2) a warrant to purchase up to 3,500,000 shares of common stock was deposited into escrow at the first closing and will be released to Cornell on the date we file a registration statement with the SEC for the purpose of registering the resale of the shares of common stock underlying the debentures and the warrants; and (3) a warrant to purchase up to 3,000,000 shares of common stock will be issued at the second closing.

The warrants have an initial exercise price of $1.50 and a term of five years. The warrants include a “cashless exercise” right, which permits the warrant to be converted, in lieu of cash exercise, into a number of shares of common stock determined by multiplying (1) the number of shares purchasable under the warrant by (2) the difference between the closing bid price of the common stock on the date of conversion and the warrant exercise price, and dividing such product by (3) the closing bid price of the common stock on the date of conversion. The cashless exercise right is available only if the shares subject to the warrant are not included in an effective registration statement covering their resale, or if an event of default has occurred under the debentures and is not cured within the permitted time period.

If we issue or sell, or are deemed to have issued or sold, any shares of common stock, other than excluded securities, for a consideration per share less than $1.50, then, immediately after such issuance or sale, the warrant exercise price then in effect will be reduced to an amount equal to such consideration per share. Upon each such adjustment of the warrant exercise price, the number of shares issuable upon the exercise of the warrants will be adjusted to the number of shares determined by multiplying (1) the warrant exercise price in effect immediately prior to such adjustment by (2) the number of shares issuable upon exercise of the warrants immediately prior to such adjustment, and dividing such product by (3) the warrant exercise price resulting from such adjustment.

Investor Registration Rights Agreement. Pursuant to an investor registration rights agreement signed in connection with the purchase agreement, we agreed to file with the SEC by May 15, 2006, which date we refer to as the filing date, a registration statement including the shares underlying the debentures and warrants, and to have such registration statement declared effective by July 29, 2006, which date we refer to as the effectiveness date. If such registration statement is not filed by the filing date or declared effective by the effectiveness date, as applicable, we will become obligated to pay to Cornell, either in cash or in shares of common stock, liquidated damages equal to 1% of the liquidated value of the debentures outstanding for each 30 day period (pro-rated for partial periods) that the registration statement is not filed or declared effective, as applicable. We are obligated to keep the registration statement effective until all the shares have been sold or are eligible for sale without volume restrictions pursuant to SEC Rule 144(k).

Exhibits. Complete copies of the securities purchase agreement, the investor registration rights agreement, the form of secured convertible debenture, the form of common stock purchase warrant, the pledge and escrow agreement and the security agreement between us and Cornell are filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this report, respectively, and are incorporated herein by reference. The security agreement between Cornell and 2093603 Ontario Inc., a wholly-owned subsidiary created to acquire Solar Roofing Systems, Inc. is attached as Exhibit 99.7 to this report and incorporated herein by reference, and the security agreement between Cornell and Barnabus/CRE Acquisition Corporation, a wholly-owned subsidiary created to acquire Connect Renewable Energy, Inc., is attached as Exhibit 99.8 to this report and incorporated herein by reference. The summary of the transactions set forth above does not purport to be complete and is qualified in its entirety by reference to these exhibits.

Amendment of 0% Subordinated Mandatory Convertible Debentures and Common Stock Purchase Warrants

As previously disclosed in current reports on Form 8-K filed on February 28, 2006 and March 20, 2006, we issued and sold to certain accredited investors 0% subordinated mandatory convertible debentures in the aggregate principal amount of $5,250,000, and common stock purchase warrants to purchase up to an aggregate of 2,354,261 shares of common stock. The sales of these securities occurred in February and March of 2006.

As of March 30, 2006, we amended and restated these debentures and warrants to indicate that the anti-dilution adjustments set forth therein will occur only upon a future exercise or conversion of a convertible security, rather than upon the issuance of a convertible security, and will be calculated based upon the actual price used for the exercise or conversion. Accordingly, there will be no initial adjustment of the conversion price of the debentures or the exercise price of the warrants upon original issuance of the debentures and warrant sold to Cornell described above.

The foregoing description is qualified in its entirety by reference to the form of the amended and restated debentures and warrants which are attached to this report as Exhibits 99.9 and 99.10 and incorporated herein by reference.

Amended and Restated Technology License Agreement

On March 17, 2006, we entered into an amended and restated technology license agreement with Dr. Melvin R. Prueitt, whom we refer to as the licensor, pursuant to which we have agreed to license from the licensor certain patent rights and technology which we refer to as Suncone™ CSP (Concentrated Solar Power). Suncone™  CSP relates to the collection of solar energy using a novel method of non-imaging optics, a process which provides an economical method of collecting thermal power for the production of electricity. The license is exclusive and worldwide for the defined field of use of collecting solar energy to generate electricity, desalinate water and for all other industrial applications. The license agreement expires at the earlier of January 27, 2026 or the date of expiration of the last to expire of any issued patent within the patent rights subject to the license agreement.  We also agreed to fund a six month development project to develop a working prototype of a solar collector (which may be branded using a "Suncone™ CSP" mark) and expend or devote resources equal to at least $300,000 during such time period.

In consideration of the license, we have agreed to pay to the licensor certain royalties for sales of products incorporating the licensed technology, which we refer to as "licensed products." The subset of licensed products that consists of generated electrical power or desalinated water or other pumped liquids that are generated or purified, as applicable, using any product or device which, or the manufacture, use or sale of which, is covered by a valid claim of the licensed patent rights is referred to as "licensed commodity products." The royalty payments for licensed products and the subset of licensed commodity products are as follows:

•	We will pay to the licensor a royalty of 2% of net sales of licensed commodity products.

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We will pay to the licensor the following royalties for sales of licensed products (other than licensed commodity products) for each three month period commencing October 21, 2005, each of which periods we refer to as a royalty period: 8% of net sales up to $500,000; 7% of net sales up to $1,000,000; 6% of net sales up to $1,500,000; and 5% of net sales over $1,500,000.

•	We have agreed to pay minimum royalties during each royalty period as specified in the license agreement.

•	We also have a right to sublicense the licensed technology as provided in the license agreement.

In addition, we granted to the licensor 100,000 shares of common stock and a warrant to purchase up to 2,233,438 shares of common stock. The warrant has an initial exercise price of $1.50 and a term of five years. The warrant vests incrementally upon the completion of certain milestones specified in the warrant. The warrant includes a “net exercise” right, which permits the vested portion of the warrant to be converted at any time, in lieu of cash exercise, into a number of shares of common stock determined by multiplying (1) the number of shares purchasable under the warrant by (2) the difference between the fair market value of the common stock on the date of conversion and the warrant exercise price, and dividing such product by (3) the fair market value of the common stock on the date of conversion.

If we issue any shares of common stock (or are deemed to have issued shares of common stock, as provided in the warrant), other than excluded stock, without consideration or at a consideration per share less than the exercise price in effect immediately before the issuance of such common stock, then the exercise price of the warrant will immediately be reduced to the quotient of (1) the sum of (A) the total number of shares of common stock deemed outstanding immediately prior to such issuance, multiplied by the exercise price in effect immediately before such issuance, and (B) the consideration received by us for such issuance, divided by (2) the total number of shares of common stock deemed outstanding immediately after the issuance of such common stock. Whenever the exercise price is adjusted as provided above, the number of shares subject to the warrant will be multiplied by a fraction, the numerator of which is the exercise price immediately before such adjustment and the denominator of which is the exercise price immediately after such adjustment. No adjustment will be made to the exercise price of the warrant in connection with the securities sold to Cornell.

The foregoing descriptions are qualified in their entirety by reference to the amended and restated technology license agreement (which includes the form of warrant) which is attached to this report as Exhibit 99.11 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 30, 2006, we completed the previously announced merger of Barnabus/CRE Acquisition Corporation, our wholly-owned subsidiary, with and into Connect Renewable Energy, Inc., or CRE, pursuant to the terms of the Agreement and Plan of Merger dated February 8, 2006 among us, CRE and certain other parties, which we refer to as the merger agreement. As a result of the merger, CRE became our wholly-owned subsidiary. Ron Gangemi, a director of our company, was the President and Chief Executive Officer of CRE before the merger.

Pursuant to the merger agreement, all of the outstanding shares of common stock of CRE were converted into the right to receive an aggregate of 5,000,000 shares of our common stock, which shares were valued under the merger agreement at $2.00 per share. No options, warrants or other rights to purchase the common stock of CRE were outstanding at the closing. Before the closing, we also loaned to CRE an aggregate of $1,410,000 for working capital purposes.

In connection with the closing, we entered into a consulting agreement with Connect by Computer, LLC, an entity affiliated with Mr. Gangemi, pursuant to which Mr. Gangemi has agreed to provide consulting services to us in the capacity of chief technology officer and a director for a period of three years. In consideration of such services, we agreed to pay $16,000 per month for each full month of services rendered. We also agreed to grant to Connect by Computer, LLC, 1,000,000 shares of our common stock effective as of the date of the merger (which shares we are required to register for resale on our next registration statement) and 2,000,000 additional shares of our common stock subject to the achievement by CRE of certain net sales targets following the merger.

The foregoing descriptions are qualified in their entirety by reference to the merger agreement and the consulting agreement which are filed as Exhibits 10.9 and 10.10 to the Form 8-K filed on February 15, 2006 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2006, we agreed to issue to Cornell Capital Partners, LP, secured convertible debentures in the aggregate original principal amount of up to $15,000,000. See Item 1.01 of this report for more information about these debentures.

Item 3.02 Unregistered Sale of Equity Securities.

On March 30, 2006, we agreed to sell to Cornell Capital Partners, LP, up to an aggregate of $15,000,000 of secured convertible debentures and warrants to purchase up to an aggregate of 10,000,000 shares of common stock, as discussed more fully in Item 1.01 of this report. We offered and sold the debentures and warrants without registration under the Securities Act of 1933 to an accredited investor in reliance upon the exemption provided by Rule 506 of Regulation D thereunder.

In connection with an amended and restated technology license agreement dated March 17, 2006, we agreed to sell to Dr. Melvin R. Prueitt 100,000 shares of common stock and a warrant to purchase up to 2,233,438 shares of common stock, as discussed more fully in Item 1.01 of this report. We offered and sold the shares and the warrant without registration under the Securities Act of 1933 to an accredited investor in reliance upon the exemption provided by Rule 506 of Regulation D thereunder.

None of the aforementioned shares of common stock, debentures, warrants or shares of common stock which may be issued upon the conversion of the debentures or upon exercise of the warrants, may be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares of common stock, the debentures and the warrants, and will be placed on the shares of common stock issued upon any conversion of the debentures or upon any exercise of the warrants, unless registered under the Securities Act prior to issuance.

This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. The disclosures in Item 1.01 and Item 3.02 of this report are being filed pursuant to and in accordance with Rule 135 under the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

Under the security agreement dated March 31, 2006 between us and Cornell Capital Partners, LP, we may not declare or pay any dividend of any kind, in cash or in property, on any class of our capital stock, or repurchase for value any shares of our capital stock, without the prior written consent of Cornell. See Item 1.01 of this report for more information about this security agreement.

Item 9.01.              Financial Statements and Exhibits.

(a)	Financial Information of Businesses Acquired.

The financial statements required by this report will be filed by amendment not later than 71 days calendar after the date this report is required to be filed.

(b)	Pro Forma Financial Information.

The financial statements required by this report will be filed by amendment not later than 71 days calendar after the date this report is required to be filed.

(c)	Exhibits.

Exhibit No.	Description

99.1	Securities Purchase Agreement dated March 30, 2006 with Cornell Capital Partners, LP

99.2	Investor Registration Rights Agreement dated March 31, 2006 with Cornell Capital Partners, LP

99.3	Form of Secured Convertible Debenture issued in favor of Cornell Capital Partners, LP

99.4	Form of Common Stock Purchase Warrant issued in favor of Cornell Capital Partners, LP

99.5	Pledge and Escrow Agreement dated March 31, 2006 with Cornell Capital Partners, LP

99.6	Security Agreement dated March 31, 2006 with Cornell Capital Partners, LP

99.7	Security Agreement dated March 31, 2006 between 2093603 Ontario Inc. and Cornell Capital Partners, LP

99.8	Security Agreement dated March 31, 2006 between Barnabus/CRE Acquisition Corporation and Cornell Capital Partners, LP

99.9	Form of Amended and Restated 0% Subordinated Mandatory Convertible Debenture

99.10	Form of Amended and Restated Common Stock Purchase Warrant

99.11	Amended and Restated Technology License Agreement dated March 17, 2006 with Dr. Melvin R. Prueitt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: April 5, 2006		/s/ David Saltman
	By:	David Saltman
President and Chief Executive Officer